UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 21, 2003

DITECH COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-26209	94-2935531
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 E. Middlefield Road

Mountain View, Ca. 94043

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 623-1300

Item 12.  Results of Operations and Financial Condition.

                On August 21, 2003, Ditech Communications Corporation issued a press release announcing results for the first quarter of fiscal year 2004.  A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ditech Communications Corporation

Dated: August 21, 2003	By:	/s/ William J. Tamblyn
William J. Tamblyn
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

99.1	Press Release, dated August 21, 2003, announcing Ditech Communications Corporation Fiscal 2004 First Quarter Financial Results.